UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

July 31, 2004
Date of Report (Date of earliest event reported)

AAMES FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-13660 (Commission File Number)	95-340340 (IRS employer identification no.)

350 South Grand Ave, 43rd Floor
Los Angeles, CA 90071
(Address of principal executive offices)(Zip Code)

(323) 210-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Aames Financial Corporation, on behalf of its wholly owned subsidiary Aames Capital Corporation, is releasing the following information concerning delinquency and loss in its loan servicing portfolio regarding its mortgage-backed securities. Aames Financial Corporation is releasing this information in response to inquiries received from members of the financial community. A copy of this information with respect to adjustable rate loans is attached to this Form 8-K as Exhibit 99.1 and a copy of this information with respect to fixed rate loans is attached to this Form 8-K as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements: None

(b)	Pro forma financial informtaion: None

(c)	Exhibits:

99.1 Information concerning delinquency and loss in the loan servicing portfolio of Aames Capital Corporation (Adjustable Rate Loans).

99.2 Information concerning delinquency and loss in the loan servicing portfolio of Aames Capital Corporation (Fixed Rate Loans).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAMES FINANCIAL CORPORATION

By:	/s/ Patrick D. Grosso
Patrick D. Grosso
Assistant Secretary

Dated: September 23, 2004